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U.S. ALL AMERICAN EQUITY FUND

                    AMERICAN (graphics: US flag and stars in letters)

o  4 STAR Morningstar rating (3 years as of 9/30/97).
o  INVEST in America.
o  PROTECT your assets against a downturn in the global market.
o  SAVE money with our no-load value.
o  DEPEND on U.S. Global Investors' service and expertise.

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o  4 STAR Morningstar rating. For the 3-year period ending 9/30/97.
o  INVEST in American companies.
o  PROTECT your assets against a downturn in the global market.
o  SAVE money with our no-load value.
o  DEPEND on U.S. Global Investors' service and expertise.

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CALL 1-800-557-2297, ext. 230

      to receive investment literature and a prospectus.


*U.S. stands for United Services. For more complete information about the U.S. All American Equity Fund, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.

Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the fund's one-, three-, five-, and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the fund's performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star in the bottom 10%. Morningstar awarded the fund 4, 3 and 1 stars out of 2,143, 1,187 and 638 domestic equity funds for the 3, 5 and 10 year periods ended 3/30/97. STU436